CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on
Form S-8 (Nos. 333-136679, 333-128450, 333-118107, 333-118105, 333-118103, 333-
109227, 333-104438, 333-99083, 333-91900, 333-75600, 333-70516, 333-12088, 333-
9212, 333-08910 and 333-12944) and on Form F-3 (Nos. 333-12872 and 333-12956) of
AXA of our report dated June 20, 2007 relating to the consolidated financial statements, financial statement schedule, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which is incorporated on page F-1 of AXA’s Annual Report on Form 20-F for the year ended December 31, 2006.

PricewaterhouseCoopers Audit

Michael P. Nelligan	Eric Dupont
Neuilly-sur-Seine, France June 20, 2007